SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported) December 11, 2003

                              GENERAL DEVICES, INC.
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
       ------------------------------------------------------------------
         (State of other jurisdiction of incorporation or organization)


        0-3125                                       21-0661726
      ----------                                   --------------
(Commission File Number)               (I.R.S. Employer Identification Number)

           376 Main Street, P.O. Box 74, Bedminster, New Jersey 07921
         --------------------------------------------------------------
               (Address of principal executive offices Zip Code)

                                 (908) 234-1881
             ------------------------------------------------------
               Registrant's telephone number, including area code

Item 4.      Changes in Registrant's Certifying Accounts
------       -------------------------------------------

     On December 11, 2003 the Board of Directors of the Company retained Amper, Politziner & Mattia, P.A. , Certified Public Accountants, as its certifying accountant for the fiscal year ended December 31, 2003, dismissing Bederson & Company LLP.

     No report on the financial statements of the Company issued by Bederson & Company during the last two fiscal years contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, nor were there any disagreements during the last two fiscal years and through December 11, 2003, between Bederson & Company and the Company concerning any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved would have required Bederson & Company to make reference to the subject matter thereof in connection with its report. During the last two fiscal years and through December 11, 2003, none of the events listed in items (1) through (3) of Item 304(b) of Regulation S-K have occurred; and during such period the Company has not consulted with Amper, Politziner & Mattia concerning any matter referred to under paragraphs (i) or (ii) of Item 304(a)(2) of Regulation S-K.


Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.
-------      -------------------------------------------------------------------

(c)          Exhibits

16.1 Letter of Bederson & Company LLP, dated December 11, 2003 pursuant to Item 304(a)(3) of Regulation S-K.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  General Devices, Inc.
                                                  -----------------------------
                                                          (Registrant)


                                             By   John W. Galuchie, Jr.
                                                  -----------------------------
                                                  John W. Galuchie, Jr.
                                                  Chairman


                                           Date   December 11, 2003
                                                  -----------------------------